UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 17, 2007

                           Winnebago Industries, Inc.
             (Exact Name of Registrant as Specified in its Charter)


     Iowa                      001-06403                    42-0802678
(State or Other        (Commission File Number)           (IRS Employer
Jurisdiction of                                        Identification No.)
Incorporation)


    P.O. Box 152, Forest City, Iowa                         50436
(Address of Principal Executive Offices)                  (Zip Code)


         Registrant's telephone number, including area code 641-585-3535

        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01       Regulation FD Disclosure.

Winnebago Industries, Inc. (Winnebago Industries) is filing herewith a press release issued on December 17, 2007, as Exhibit 99.1 which is included herein. The press release was issued to report that on December 20, 2007, Winnebago Industries anticipates announcing its financial results for the first quarter of fiscal 2008 ended December 1, 2007. In connection with the announcement, Winnebago Industries will host a conference call on December 20, 2007 at 9:00 a.m. Central time. Details regarding the conference call are contained in the press release included herein.


Item 9.01       Financial Statements and Exhibits.

  (d)    Exhibits

         Exhibit
         Number         Description
         -------        -----------

          99.1 Press release of Winnebago Industries, Inc. dated December 17, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 17, 2007                WINNEBAGO INDUSTRIES,INC.


                                        By: /s/ Bruce D. Hertzke
                                            ------------------------------------
                                            Name:   Bruce D. Hertzke
                                            Title:  Chief Executive Officer


                                  EXHIBIT INDEX

         Exhibit
         Number         Description
         -------        -----------
          99.1          Press release of Winnebago Industries, Inc. dated
                        December 17, 2007.

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